===============================================================================



                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A
                        CURRENT REPORT - AMENDMENT NO. 2
                        PURSUANT TO SECTION 13 OR 15(D)
                                     OF THE
                        SECURITIES EXCHANGE ACT OF 1934



DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):  FEBRUARY 22, 1995


                          FREMONT GENERAL CORPORATION
             (Exact Name of Registrant as Specified in Its Charter)

                                     NEVADA
                 (State or Other Jurisdiction of Incorporation)


                          1-8007                                                       95-2815260
                 (Commission File Number)                                 (I.R.S. Employer Identification No.)

                          2020 SANTA MONICA BOULEVARD - SUITE 600 SANTA MONICA, CA   90404
                        (Address of Principal Executive Offices)                   (Zip Code)

                                 (310) 315-5500
              (Registrant's Telephone Number, Including Area Code)

                                      N/A
         (Former Name or Former Address, if Changes Since Last Report)

===============================================================================

         The undersigned Registrant hereby amends the following items, financial statements, exhibits or other portions of its Current Report dated March 8, 1995 on Form 8-K as set forth in the pages attached hereto:


ITEM 7.          FINANCIAL STATEMENTS AND EXHIBITS.

                                                                                                                           PAGE
                                                                                                                          NUMBER
                                                                                                                          ------
                 (a)                      Financial statements of business acquired.

                                           The following special purpose financial statements of the Specialty
                                           Workers' Compensation Unit of The Continental Corporation  (referred to elsewhere in this Form 8-K/A as Casualty Insurance Company) are filed as part of this report:

                                          Independent Auditors' Reports . . . . . . . . . . . . . . . . . . . . . . .     4 - 5
                                          Statements of Assets to be Acquired and Liabilities to be Assumed
                                             at December 31, 1994 and 1993  . . . . . . . . . . . . . . . . . . . . .         6
                                          Statements of Underwriting Gains and Losses for the years ended
                                             December 31, 1994 and 1993 . . . . . . . . . . . . . . . . . . . . . . .         7
                                          Notes to Special Purpose Financial Statements . . . . . . . . . . . . . . .    8 - 17

                                                                                                                           PAGE
                                                                                                                          NUMBER
                                                                                                                          ------
                 (b)                      Pro forma financial information.

                                          The following pro forma condensed consolidated
                                          financial information of the Registrant is filed
                                          as part of this report:

                                          Introduction  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        18
                                          Pro Forma Condensed Consolidated Balance Sheet at
                                               December 31, 1994 (unaudited)  . . . . . . . . . . . . . . . . . . . .        19
                                           Pro Forma Condensed Consolidated Statement of Income for the
                                                year ended  December 31, 1994 (unaudited) . . . . . . . . . . . . . .        20
                                          Note to Pro Forma Condensed Consolidated Financial Statements . . . . . . .   21 - 22



                 (c)                      Exhibits.


                 NUMBER                                                DESCRIPTION
                 ------                                                -----------
             (2)(i)       Stock Purchase Agreement among Fremont Compensation Insurance Company, Fremont General Corporation, the
                          Buckeye Union Insurance Company, The Continental Corporation and Casualty Insurance Company, dated as of
                          December 16, 1994.  (Filed as Exhibit No. 2.1 to Current Report on Form 8-K, as of February 22, 1995,
                          Commission File Number 1-8007, and incorporated herein by reference.)

             (2)(ii)      Amendment No. 1 to Stock Purchase Agreement among Fremont Compensation Insurance Company,
                          Fremont General Corporation, the Buckeye Union Insurance Company, The Continental Corporation
                          and Casualty Insurance Company, dated as of December 16, 1994.  (Filed as Exhibit No. 2.2 to
                          Current Report on Form 8-K, as of February 22, 1995, Commission File Number 1-8007, and
                          incorporated herein by reference.)

             (23)(i)      Consent of Ernst & Young LLP Independent Auditors
             (23)(ii)     Consent of KPMG Peat Marwick LLP Independent Auditors

                         Report of Independent Auditors

The Board of Directors
The Continental Corporation

We have audited the accompanying special purpose Statement of Assets to be Acquired and Liabilities to be Assumed of the Specialty Workers' Compensation Business Unit of The Continental Corporation (Continental) as of December 31, 1994, and the related special purpose Statement of Underwriting Gains and Losses for the year then ended. These financial statements are the responsibility of Continental's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the statements. We believe that our audit provides a reasonable basis for our opinion.

As described in Note 1, the accompanying financial statements were prepared solely for the purpose of complying with the filing instructions of the Securities and Exchange Commission (for inclusion in Form 8-K of Fremont General Corporation) and are intended to present the assets to be acquired (excluding cash and investments) and liabilities to be assumed of the specialty workers' compensation business unit of Continental by Fremont General Corporation, pursuant to the provisions of the Stock Purchase Agreement described in Note 1. The financial statements are not intended to be a complete presentation of the specialty workers' compensation business unit's financial position or results of operation.

In our opinion, the 1994 financial statements referred to above present fairly, in all material respects, the assets to be acquired (excluding cash and investments) and liabilities to be assumed of the specialty workers' compensation business unit of Continental, and the related underwriting gains and losses for the year then ended on the basis described in Note 1, and in accordance with generally accepted accounting principles.


                                          /s/  ERNST & YOUNG LLP

Los Angeles, California
March 23, 1995

                          INDEPENDENT AUDITORS' REPORT





The Board of Directors
The Continental Corporation:

We have audited the accompanying special purpose Statement of Assets to be Acquired and Liabilities to be Assumed of the Specialty Workers' Compensation Business Unit of The Continental Corporation (Continental) as of December 31, 1993 and the related special purpose Statement of Underwriting Gains and Losses for the year then ended. These financial statements are the responsibility of Continental's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the statements. We believe that our audit provides a reasonable basis for our opinion.

As described in Note 1, the accompanying financial statements were prepared solely for the purpose of complying with the filing instructions of the Security and Exchange Commission (for inclusion in Form 8-K of Fremont General Corporation) and are intended to present the assets to be acquired (excluding cash and investments) and liabilities to be assumed as well as the related underwriting gains and losses of the specialty workers' compensation business unit of Continental pursuant to the provisions of the Stock Purchase Agreement between Continental and Fremont General Corporation described in Note 1. The financial statements are not intended to be a complete presentation of the specialty workers' compensation business unit's financial position or results of operation.

In our opinion, the special purpose financial statements referred to above present fairly, in all material respects, the assets to be acquired (excluding cash and investments) and liabilities to be assumed of the specialty workers' compensation business unit of Continental, pursuant to the Stock Purchase Agreement described in Note 1 as of December 31, 1993 and the related underwriting gains and losses for the year then ended on the basis described in
Note 1, and in accordance with generally accepted accounting principles.


                                                /s/  KPMG PEAT MARWICK LLP

Chicago, Illinois
March 23, 1995

                Specialty Workers' Compensation Business Unit of
                          The Continental Corporation

Statements of Assets to be Acquired and Liabilities to be Assumed



                                                                                    December 31
                                                                             1994               1993
                                                                           ---------------------------
                                                                                 (In Thousands)
                 Assets to be acquired

                 Premiums receivable                                       $149,633           $146,073
                 Reinsurance receivable                                     139,175            159,620
                 Deferred policy acquisition costs                           20,532             20,133
                 Deferred income taxes                                       56,610             48,353
                 Other assets                                                 3,416              3,088
                                                                           ---------------------------
                 Total assets to be acquired                               $369,366           $377,267
                                                                           ===========================

                 Liabilities to be assumed

                 Outstanding losses and loss expenses                       706,514            649,157
                 Unearned premiums                                          157,135            155,241
                 Dividends to policyholders and other
                   policyholder liabilities                                  19,996             19,566
                 Other liabilities                                           10,755             11,052
                                                                           ---------------------------
                 Total liabilities to be assumed                           $894,400           $835,016
                                                                           ===========================



See accompanying notes.

                Specialty Workers' Compensation Business Unit of
                          The Continental Corporation

                  Statements of Underwriting Gains and Losses




                                                                           Year ended December 31
                                                                         1994                  1993
                                                                       ------------------------------
                                                                               (In Thousands)
                 Premiums written                                      $388,291              $365,378
                 Increase in unearned premiums                           (1,894)              (18,877)
                                                                       -------------------------------
                 Premiums earned                                        386,397               346,501

                 Losses and loss expenses incurred                      303,624               298,951
                 Underwriting expenses incurred                          86,073                73,667
                                                                       -------------------------------
                 Losses and expenses incurred                           389,697               372,618

                 Other income                                             6,937                 8,262
                                                                       -------------------------------
                 Net underwriting gain (loss) before
                   policyholder dividends                                 3,637               (17,855)
                 Policyholder dividends                                   8,210                 9,004
                                                                       -------------------------------
                 Underwriting loss                                     $ (4,573)             $(26,859)
                                                                       ==============================



See accompanying notes.

                Specialty Workers' Compensation Business Unit of
                          The Continental Corporation

                 Notes to Special Purpose Financial Statements

                           December 31, 1994 and 1993


1. BACKGROUND AND BASIS OF PRESENTATION

On December 16, 1994, Fremont General Corporation ("Fremont") and its wholly owned subsidiary, Fremont Compensation Insurance Company, entered into a Stock Purchase Agreement ("the Agreement") with The Continental Corporation ("Continental") and its subsidiaries, The Buckeye Union Insurance Company ("Buckeye") and Casualty Insurance Company ("Casualty"), whereby Fremont agreed to acquire the specialty workers' compensation business unit ("the Business") of Continental. The Business is primarily written by Casualty and its wholly owned subsidiary, Workers' Compensation and Indemnity Company of California (collectively "the Company") in Illinois, and to a lessor extent, Wisconsin, Indiana, Michigan, and California. Pursuant to the Agreement, which closed on February 22, 1995, ("the Closing Date"), 100% of the issued and outstanding common stock of Casualty was acquired by Fremont. The Business also includes certain workers' compensation insurance policies which had been written by Continental and certain affiliates on behalf of the Company ("the Fronted Business"). The Fronted Business was acquired by Fremont through reinsurance agreements effective on the Closing Date. The agreement also specified that certain policies (primarily non workers' compensation insurance) written on behalf of Continental by the Company that were not part of the Business were excluded from the acquisition through reinsurance arrangements executed between Casualty and Continental concurrent with the closing. Accordingly, reinsurance receivables from Continental of $22,185,000 at December 31, 1994, ($30,050,000 at December 31, 1993), have been recorded in the accompanying special purpose financial statements to offset the outstanding losses and loss expenses associated with such policies.

Since December 31, 1989, the Company has participated in an intercompany pooling arrangement with several insurance subsidiaries of Continental, whereby underwriting revenues and expenses that were directly produced by the companies participating in the intercompany pooling arrangement were ceded to The Continental Insurance Company and then retroceded to the participating companies in accordance with allocation percentages contained in the intercompany pooling arrangement. Pursuant to the Agreement, the Company withdrew from the Continental pooling arrangement on January 1, 1995.

               Specialty Workers' Compensation Business Unit of
                         The Continental Corporation

          Notes to Special Purpose Financial Statements (continued)


1. BACKGROUND AND BASIS OF PRESENTATION (CONTINUED)

Because of the intercompany pooling arrangement, the Business has not been reported as a separate legal entity and as a result, separate financial statements of the Business, which would include investments and investment results and current tax provisions, were not prepared. The accompanying special purpose financial statements report the accounts of the Business on a direct basis, before giving effect to any participation in the intercompany pooling arrangement, and exclude investment activity and taxes.

The accompanying special purpose financial statements have been prepared from the historical accounting records of the Company and Continental and have been prepared solely for the purpose of complying with the filing instructions of the Securities and Exchange Commission (for inclusion in the form 8-K filing of Fremont), and are intended to present the assets to be acquired and the liabilities to be assumed, as well as the related underwriting gains and losses of the Business, excluding investments and investment results and taxes pursuant to the provisions of the Agreement. Certain liabilities and assets of the Company which are not included in the Business and retained by Continental have not been reflected in the accompanying special purpose financial statements. Because investments, investment results and current tax provisions are excluded from the accompanying special purpose financial statements, the statement of cash flows is not presented. Accordingly, the accompanying special purpose financial statements are not intended to be a complete presentation of financial position or results of operations.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

PREMIUMS EARNED

Unearned premiums are amortized into revenue on a daily pro rata basis over the terms of the policies. Premiums receivable include amounts for audits which have been earned but not billed, as well as amounts which have been recorded or billed but are not yet due, and are net of an allowance for doubtful accounts of $938,000 at December 31, 1994, ($1,108,000 at December 31, 1993).

                Specialty Workers' Compensation Business Unit of
                          The Continental Corporation

           Notes to Special Purpose Financial Statements (continued)


2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

The Company acts as a servicing carrier in the state of Illinois for involuntary assigned risk business, and collects a commission for the processing of this business; such processing primarily includes premium collection and loss adjusting services. This commission income is reflected as other income in the accompanying financial statements. The Company has recorded an allowance of $356,000 at December 31, 1994, ($722,000 at December 31, 1993) for commissions related to the involuntary business deemed uncollectible.

OUTSTANDING LOSSES AND LOSS EXPENSES

Outstanding losses and loss expenses include the accumulation of case reserves for claims reported prior to the end of the reporting period, as well as estimates for losses incurred prior to the end of the reporting period but not reported to the Company; additionally, reserves are established for the costs of investigating and adjusting all losses incurred, including those incurred but not yet reported to the Company.

DEFERRED POLICY ACQUISITION COSTS

Variable costs that are directly related to the production of business, principally commissions and premium taxes, are deferred and amortized over the period in which the related premiums are earned. Deferred policy acquisition costs are limited to their net realizable value after consideration of investment income or the related premiums.

Policy acquisition costs deferred during 1994 amounted to $54,058,000 ($48,375,000 in 1993). Included in underwriting expenses incurred are policy acquisition costs amortized to income during 1994 which amounted to $53,659,000 ($45,772,000 in 1993).

DIVIDENDS TO POLICYHOLDERS AND OTHER POLICYHOLDER LIABILITIES

Certain policies written by the Company (primarily those in California and Wisconsin) are eligible for policyholder dividends. Dividends to policyholders are accrued during the period in which the related premiums are earned; however, such dividends do not become due and payable until declared by the Boards of Directors of the Company.

                Specialty Workers' Compensation Business Unit of
                          The Continental Corporation

           Notes to Special Purpose Financial Statements (continued)


2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

INCOME TAXES

In accordance with Financial Accounting Standards Board Statement 109 "Accounting for Income Taxes", deferred tax assets and liabilities are determined based on the differences between the financial reporting and tax bases of existing assets and liabilities, and are measured using an estimate of tax rates to be in effect when such bases differences are eliminated.

3. REINSURANCE

In the ordinary course of business, the Company cedes business to reinsurers, and assumes business from other insurers. Purchasing reinsurance allows the Business to limit its exposure to catastrophic risks and other concentrations of risk. However, purchasing reinsurance does not relieve the Business of its obligations to its insureds. To minimize exposure to significant losses from reinsurance recoverables, the Company evaluates the financial condition of its reinsurers and monitors concentration of credit risk arising from similar geographic regions, activities or economic characteristics of the reinsurers. Based upon the Company's evaluation of its reinsurers, the Company believes that it does not require a reserve for uncollectible reinsurance.

                Specialty Workers' Compensation Business Unit of
                          The Continental Corporation

            Notes to Special Purpose Financial Statements (continued)



3. REINSURANCE (CONTINUED)

During the years ended December 31, 1994 and 1993, the Business had the following reinsurance activity:

                                                              1994                      1993
                                                           ------------------------------------
      Written Premiums:
        Direct                                             $343,553,000            $340,251,000
        Assumed                                              82,236,000              67,204,000
        Ceded                                                37,498,000              42,077,000
                                                           ------------------------------------
      Net                                                  $388,291,000            $365,378,000
                                                           ====================================

      Earned Premiums:
        Direct                                             $344,677,000            $330,506,000
        Assumed                                              79,175,000              57,258,000
        Ceded                                                37,455,000              41,263,000
                                                           ------------------------------------
      Net                                                  $386,397,000            $346,501,000
                                                           ====================================


      Losses and Loss Expenses Incurred:
        Direct                                             $275,115,000            $306,068,000
        Assumed                                              53,705,000              35,833,000
        Ceded                                                25,196,000              42,950,000
                                                           ------------------------------------
      Net                                                  $303,624,000            $298,951,000
                                                           ====================================

Reinsurance for other than involuntary assigned risk business for accident years subsequent to 1989 has been excluded from the accompanying special purpose financial statements and the tables above since the underlying treaties have been commuted as of the closing date and are not part of the Business.

Pursuant to the Agreement, reinsurance receivable on paid losses at the closing date will be retained by Continental and remitted to Continental by Casualty as received. Included in reinsurance receivable are amounts receivable for paid losses of $8,000,000 at December 31, 1994 and 1993. A corresponding liability has been recorded reflecting the retention by Continental of the receivable amount.

                Specialty Workers' Compensation Business Unit of
                          The Continental Corporation

           Notes to Special Purpose Financial Statements (continued)


3. REINSURANCE (CONTINUED)

At December 31, 1994, the Company has reinsurance amounts due on unpaid losses of $71,197,000 from Continental and its affiliates ($82,435,000 at December 31, 1993). Included in such amounts is $41,012,000 at December 31, 1994, ($52,385,000 at December 31,1993), which represents a receivable under an aggregate stop loss treaty for accident years 1989 and prior placed on behalf of the Company by Continental. This receivable has been included in the accompanying special purpose financial statements since this business relates to accident year 1989 and prior and since Continental provided a reinsurance agreement providing for indemnification to the Company for such outstanding losses. The liability for any payments under the predecessor stop loss treaty has been retained by Continental. Also included in reinsurance receivable is $22,185,000 at December 31, 1994, ($30,050,000 at December 31, 1993), due from
Continental for excluded business ceded to Continental by Casualty concurrent with the Agreement.

4. INCOME TAXES

The Company has filed or will file a consolidated tax return for Federal income tax purposes with Continental and its other subsidiaries through December 31, 1994.

Included in the accompanying special purpose financial statements are net deferred tax assets, representing the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting and income tax return purposes. The components of the Company's net deferred tax asset at December 31, 1994 and 1993 is as follows:

                                                                                      1994              1993
                                                                                  ------------------------------
      Deferred tax asset:
        Loss reserve discounting                                                  $49,174,000        $41,823,000
        Dividends to policyholders                                                  5,845,000          5,284,000
        Unearned premiums                                                          11,000,000         10,866,000
        Other                                                                       1,601,000          2,367,000
                                                                                  ------------------------------
        Deferred tax assets                                                        67,620,000         60,340,000
      Deferred tax liabilities:
        Deferred policy acquisition costs                                           7,186,000          7,047,000
        Accrued audit premiums                                                      3,824,000          4,940,000
                                                                                  ------------------------------
        Deferred tax liabilities                                                   11,010,000         11,987,000
                                                                                  ------------------------------
      Net deferred tax asset                                                      $56,610,000        $48,353,000
                                                                                  ==============================

                Specialty Workers' Compensation Business Unit of
                          The Continental Corporation

           Notes to Special Purpose Financial Statements (continued)


4. INCOME TAXES (CONTINUED)

The deferred tax assets are recorded without provision for a valuation allowance, as it is management's belief that such assets will be fully realizable based upon the Company's future projected earnings.

In accordance with the provisions of the Agreement, any additional unaccrued taxes payable for tax periods prior to the acquisition will be indemnified by Continental.

Current taxes payable have been excluded from the accompanying special purpose financial statements since Continental retains responsibility for such payments relating to periods prior to the acquisition.

5. EMPLOYEE BENEFIT PLANS

The Company participates in Continental's defined benefit retirement plan, as well as Continental's 401 (k) Incentive Savings plan; additionally, the Company also participates in Continental's health care and dental care plans. Management of the Company are eligible to participate in Continental's long term incentive plan through the closing date.

With respect to pension and welfare plans, the Company employees who will continue employment with the Company subsequent to the acquisition will receive the following benefits:

                 The accrued benefits under the retirement plan of Continental shall become fully vested and shall be paid to such employees in accordance with the terms of Continental's retirement plan;

                 The participant's account balances in the Incentive Savings Plan will be transferred to the savings plan of Fremont;

                 The employees will be eligible to participate in the welfare plans of Fremont.

With respect to employee postemployment and postretirement benefits other than pension, the Company employees who will continue employment with the Company subsequent to the acquisition, will no longer be eligible to participate in Continental plans. Accordingly, no such liabilities have been included in the accompanying special purpose financial statements.

                Specialty Workers' Compensation Business Unit of
                          The Continental Corporation

           Notes to Special Purpose Financial Statements (continued)


5. EMPLOYEE BENEFIT PLANS (CONTINUED)

Pursuant to the Agreement, Continental will indemnify Fremont for all benefit obligations which were not adequately reserved at the closing date and related to obligations arising on or prior to the closing date.

6. OUTSTANDING LOSSES AND LOSS EXPENSES

The following table sets forth development of losses and loss expenses for the years ended December 31, 1994 and 1993:

                                                                                          1994                    1993
                                                                                     -----------------------------------
Outstanding losses and loss expenses at
      January 1, net of reinsurance                                                  $497,537,000           $435,949,000
Reinsurance receivables on outstanding
      losses and loss expenses                                                        151,620,000            146,743,000
                                                                                     -----------------------------------
Outstanding losses and loss expenses at
      January 1                                                                       649,157,000            582,692,000

Incurred related to:
      Current year                                                                    303,624,000            298,951,000
      Prior years                                                                              --                     --
                                                                                     -----------------------------------
Total incurred                                                                        303,624,000            298,951,000

Paid related to:
      Current year                                                                     69,527,000             66,491,000
      Prior years                                                                     174,072,000            165,995,000
                                                                                     -----------------------------------
Total paid                                                                            243,599,000            232,486,000

Outstanding losses and loss expenses at
      December 31                                                                     706,514,000            649,157,000
Reinsurance receivables on outstanding
      losses and loss expenses                                                        131,175,000            151,620,000
                                                                                     -----------------------------------
Outstanding losses and loss expenses at
      December 31, net of reinsurance                                                $575,339,000           $497,537,000
                                                                                     ===================================

There was no development of prior insured amounts during 1994 and 1993 since the year end reserves as of December 31, 1993 and 1992 were established based on a reserve analysis performed in 1994.

                Specialty Workers' Compensation Business Unit of
                          The Continental Corporation

           Notes to Special Purpose Financial Statements (continued)


6. OUTSTANDING LOSSES AND LOSS EXPENSES (CONTINUED)

Workers' compensation permanent disability reserves are discounted using the statutory permitted discount rate of 3.5%, and amounted to $10,200,000 at December 31, 1994, ($17,820,000 at December 31, 1993). Reserves are continually monitored and reviewed, and as settlements are made or reserves are adjusted, any differences are reported in current operations.

7. COMMITMENTS AND CONTINGENCIES

The Company leases certain of its office facilities and operating equipment under cancelable and noncancelable agreements. Total rental expense under these agreements amounted to $2,525,000 in 1994, ($1,992,000 in 1993). At
December 31, 1994, the minimum aggregate rental commitment under all noncancelable leases (net of sublease income) is as follows:

                 1995                           $1,139,000
                 1996                            1,120,000
                 1997                            1,133,000
                 1998                              984,000
                 1999                              919,000
                 Thereafter                      1,326,000
                                                ----------
                 Total                          $6,621,000
                                                ==========

In the ordinary course of business, the Company is named as a defendant in legal proceedings relating to insurance policies that have been issued and other incidental matters. Management believes that none of the actions will result in any liability that is materially in excess of any provisions made in the accompanying special purpose financial statements.

8. RELATED PARTY TRANSACTIONS

During 1994 and 1993 Continental provided services to the Company. These services were primarily management and administration and claims adjustment. Accordingly, the related costs were allocated to the Company. These expenses, which amounted to $11,417,000 in 1994, ($11,625,000 in 1993), are intended to approximate the actual costs of services provided.

                Specialty Workers' Compensation Business Unit of
                          The Continental Corporation

           Notes to Special Purpose Financial Statements (continued)


9. DIVIDENDS PAID

During 1993, the Company paid $3,500,000 in cash dividends to Buckeye.

10. SUBSEQUENT EVENT

On February 22, 1995, Fremont and Continental satisfied the conditions of the Agreement, and ownership of the Company was transferred from Continental to Fremont.

             PRO FORMA CONDENSED CONSOLIDATED FINANCIAL INFORMATION



INTRODUCTION

                 The following unaudited Pro Forma Condensed Consolidated Balance Sheet of the Company as of December 31, 1994 gives effect to the acquisition of Casualty Insurance Company ("Casualty") as if it had occurred on December 31, 1994. The unaudited Pro Forma Condensed Consolidated Statement of Income for the year ended December 31, 1994 presents operating results of the Company as if the acquisition of Casualty had occurred on January 1, 1994. Pro forma adjustments to reflect the acquisition have been applied to the historical statement of income of the Company. The pro forma adjustments are based upon available information and certain assumptions that management of the Company believes are reasonable in the circumstances. The Pro Forma Condensed Consolidated Financial Statements should be read in conjunction with the consolidated financial statements of the Company, including the notes thereto, and the other financial information pertaining to the Company included in the Annual Report on Form 10-K, for the year ended December 31, 1994, filed on March 31, 1995 and the special purpose financial statements including the notes thereto of Casualty included elsewhere in this Form 8-K/A. The Pro Forma Condensed Consolidated Financial Statements are not intended to be indicative of the consolidated results of operations or financial position of the Company that would have been reported if the acquisition had occurred at the dates indicated or of the consolidated results of future operations or of future financial position.

                 The acquisition of Casualty is accounted for as a purchase in accordance with Accounting Principles Board Opinion No. 16, entitled "Business Combinations." Under purchase accounting, the total purchase price is allocated to the acquired assets and liabilities based on their fair values. Allocation of the purchase price is subject to valuations and other studies which are not yet complete. Accordingly, the final allocation may be different from the amounts reflected herein. However, management of the Company does not believe such differences will be material.

                FREMONT GENERAL CORPORATION AND SUBSIDIARIES
 AND ASSETS TO BE ACQUIRED AND LIABILITIES TO BE ASSUMED OF CASUALTY INSURANCE
                                   COMPANY
PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET AT DECEMBER 31, 1994 (UNAUDITED)
                            (THOUSANDS OF DOLLARS)




                                                               Fremont General      Casualty       Pro Forma
                                                                 Corporation        Insurance     Adjustments       Pro Forma
                                                               and Subsidiaries      Company       (Note 1)        Consolidated
                                                               ----------------    ----------     -----------      ------------
ASSETS
Cash, investments and accrued investment income                  $  933,598        $     --       $ 726,814  a
                                                                                                   (175,000) b       $1,485,412
Loans receivable                                                  1,440,774              --              --           1,440,774
Premiums receivable and agents' balances                             48,556         149,633         (78,979) d          119,210
Reinsurance recoverable                                             143,355         139,175              --             282,530
Deferred policy acquisition costs                                    59,286          20,532         (11,394) d           68,424
Costs in excess of net assets acquired                               28,776              --          48,220  b
                                                                                                      6,365  c           83,361
Deferred income taxes                                                88,426          56,610              --             145,036
Other assets                                                         54,806           3,416            (462) c           57,760
Assets held for discontinued operations                             336,813              --              --             336,813
                                                                 ----------        --------       ---------          ----------
      TOTAL ASSETS                                               $3,134,390        $369,366       $ 515,564          $4,019,320
                                                                 ==========        ========       =========          ==========

Liabilities
Losses and loss adjustment expenses                              $  746,661        $706,514       $      --          $1,453,175
Life insurance benefits and liabilities                             172,425              --              --             172,425
Unearned premiums                                                    47,551         157,135         (90,373) d          114,313
Dividends to policyholders                                           46,067          19,996              --              66,063
Other liabilities                                                    75,682          10,755           5,903  c           92,340
Thrift deposits                                                     746,977              --              --             746,977
Short-term debt                                                     176,325              --              --             176,325
Long-term debt                                                      468,390              --          75,000  b          543,390
Liabilities of discontinued operations                              303,299              --              --             303,299
                                                                 ----------        --------       ---------          ----------
      TOTAL LIABILITIES                                           2,783,377         894,400          (9,470)          3,668,307

STOCKHOLDERS' EQUITY
Common Stock                                                         15,388              --              --              15,388
Additional paid-in capital                                           80,264              --              --              80,264
Retained earnings                                                   331,713              --              --             331,713
Unearned Employee Stock Ownership Plan shares                       (10,987)             --              --             (10,987)
Net unrealized loss on investments, net of deferred taxes           (65,365)             --              --             (65,365)
                                                                 ----------        --------       ---------          ----------
      TOTAL STOCKHOLDERS' EQUITY                                    351,013              --              --             351,013
                                                                 ----------        --------       ---------          ----------
      TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                 $3,134,390        $894,400       $  (9,470)         $4,019,320
                                                                 ==========        ========       =========          ==========




See Note to Pro Forma Condensed Consolidated Financial Statements

                  FREMONT GENERAL CORPORATION AND SUBSIDIARIES
  AND STATEMENT OF UNDERWRITING GAINS AND LOSSES OF CASUALTY INSURANCE COMPANY
    PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME FOR THE YEAR ENDED
                         DECEMBER 31, 1994 (UNAUDITED)
                             (THOUSANDS OF DOLLARS)




                                                  Fremont General      Casualty       Pro Forma
                                                    Corporation        Insurance      Adjustments         Pro Forma
                                                  and Subsidiaries      Company        (Note 1)         Consolidated
                                                  ----------------     ---------      -----------       ------------
REVENUES
Premiums earned:
    Property and casualty                              $433,584        $386,397         $     --          $  819,981
    Life insurance                                       14,689              --               --              14,689
Net investment income                                    76,821              --           38,440  e          115,261
Loan interest                                           113,382              --               --             113,382
Realized investment gains (losses)                         (315)             --               --                (315)
Other revenue                                            14,987           6,937               --              21,924
                                                       --------        --------         --------          ----------
       Total Revenues                                   653,148         393,334           38,440           1,084,922

EXPENSES
Losses and loss adjustment expenses                     273,599         303,624            2,160  f          579,383
Life insurance benefits                                  13,002              --               --              13,002
Policy acquisition costs                                 86,990          86,073          (11,417) g          161,646
Provision for loan losses                                11,980              --               --              11,980
Other operating costs and expenses                       77,076              --            4,796  f
                                                                                           2,183  h           84,055
Dividends to policyholders                               49,654           8,210               --              57,864
Interest expense                                         59,276              --            4,213  i           63,489
                                                       --------        --------         --------          ----------
       Total Expenses                                   571,577         397,907            1,935             971,419
                                                       --------        --------         --------          ----------

Income before taxes                                      81,571          (4,573)          36,505             113,503
Income tax expense                                       25,759              --           14,601  j           40,360
                                                       --------        --------         --------          ----------
       Net income                                      $ 55,812        $ (4,573)        $ 21,904          $   73,143
                                                       ========        ========         ========          ==========

PER SHARE DATA:
Primary:
       Net income                                      $   3.57                                           $     4.67
                                                       ========                                           ==========
       Weighted average shares                           15,650                                               15,650
                                                       ========                                           ==========

Fully diluted:
       Net income                                      $   3.00                                           $     3.87
                                                       ========                                           ==========
       Weighted average shares                           20,021                                               20,021
                                                       ========                                           ==========



See Note to Pro Forma Condensed Consolidated Financial Statements

                  FREMONT GENERAL CORPORATION AND SUBSIDIARIES

         NOTE TO PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS



1. PRO FORMA ADJUSTMENTS

         The accompanying Pro Forma Condensed Consolidated Financial Statements give effect to the following pro forma adjustments necessary to reflect the acquisition outlined in the preceding Introduction as if the acquisition occurred at the dates indicated in the Introduction:

         a. To record cash, investments and accrued investment income with a market value of $726,814,000 transferred to the Company by the seller, The Buckeye Union Insurance Company ("Buckeye"), pursuant to a formula included in the Stock Purchase Agreement. This formula stipulates that Buckeye will transfer cash and investments with a market value equal to the difference between the total of the liabilities assumed plus $201,780,000 in stockholders' equity of Casualty Insurance Company ("Casualty") determined in accordance with generally accepted accounting principles at date of purchase, less assets to be acquired at date of purchase (excluding cash, investments and accrued investment income).

         b.  To record the purchase of Casualty by the Company as follows:

                                                                           (Thousands of dollars)
                                                                           ----------------------
          Cash                                                                     $ 175,000

          Note payable to Buckeye and additional borrowing
            by the Company under existing line of credit                              75,000
                                                                                   ---------
                  Total purchase price                                             $ 250,000
          GAAP stockholders' equity of Casualty at date of acquisition
            pursuant to the Stock Purchase Agreement                                (201,780)
                                                                                   ---------
          Costs in excess of net assets acquired                                   $  48,220
                                                                                   =========

         c.   To record the following estimated acquisition-related costs:

                                                                             (Thousands of dollars)
                                                                             ----------------------
         Financial advisor fees                                                       $2,000
         Other professional fees including legal, auditing and
           consulting                                                                  1,073
         Reinsurance costs for additional coverage                                     1,524
         Other costs                                                                   1,768
                                                                                      ------
                 Total acquisition-related costs                                      $6,365
                                                                                      ======

         Included in the above total are $462,000 in costs which were prepaid as of December 31, 1994 and included in other assets. The remaining $5,903,000 is established as an other liability.

         d. To record reductions in premiums receivable and agents' balances, deferred policy acquisition costs and unearned premiums to conform Casualty's accounting policies related to the recognition of premiums written and policy acquisition costs with that of the Company. There is no impact on revenue or expense for these changes in accounting policy.

         e. To record an estimate for investment income to be earned on the net additional investments acquired totaling $551,814,000 ($726,814,000-adjustment "a" less $175,000,000-adjustment "b"), as well as the net investment income to be earned on the net estimated cash flow from underwriting operations of Casualty less applicable pro forma adjustments. The cash flow from underwriting operations and applicable pro forma adjustments are assumed to be generated ratably over the year ended December 31, 1994. The average investment income yield used was 6.681% which represents the average yield for 1994 on U.S. Treasury notes with a five-year maturity. This maturity level was selected as it represents the average maturity of the Company's pre-acquisition workers' compensation investment portfolio. Additionally, to avoid speculation on interest rates which would have been earned in the Casualty operation, the Company used interest rates on U.S. Treasury securities as a benchmark. However, it is the Company's intention to invest the acquired investments and cash in investment grade corporate securities in accordance with the Company's existing investment policy.

         f. To record an estimate for additional loss adjustment expenses of $2,160,000 and other operating costs and expenses of $4,796,000 in recognition of the expected additional staff and data processing resources to be added by the Company to Casualty's operations.

         g. To record the elimination of management fees payable to The Continental Corporation.

         h. To record one year of amortization of costs in excess of net assets acquired on a straight line basis over a 25 year period.

         i. To record the estimated annual interest expense associated with the note payable to Buckeye and the acquisition-related borrowing by the Company under its existing line of credit.

         j. To record an accrual for federal and state income taxes on Casualty's net underwriting loss of $4,573,000, plus or minus taxable pro forma income and expense adjustments.

                                   SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this amendment to be signed on its behalf by the undersigned, thereunto duly authorized.





                                    FREMONT GENERAL CORPORATION


Date:  February 6, 1996             BY: /s/ JOHN A. DONALDSON
                                       ----------------------------------------
                                        John A. Donaldson
                                        Controller and Chief Accounting Officer